Miller Energy Resources (NYSE: MILL)
"Unlocking Alaska"

August 2014 / EnerCom Conference



Forward Looking Statements

Miller Energy RESOURCES

Certain statements in this presentation and elsewhere by Miller Energy Resources, Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for additional operating losses; material weaknesses in internal control over financial reporting and the need to enhance systems, accounting, controls and reporting performance; potential limitations imposed by debt covenants under the senior credit facilities on growth and the ability to meet business objectives; debt costs under existing senior credit facilities; the ability of the lenders to redetermine the borrowing base under the First Lien RBL; Miller's ability to meet the financial and production covenants contained in the First Lien RBL and/or Second Lien Credit Facility; whether Miller is able to complete or commence its drilling projects within its expected time frame or expected budget; the ability to recover proved undeveloped reserves; whether new productive assets can be successfully acquired, integrated and exploited in the future; whether production can be established on certain leases in a timely manner before expiration; whether the work commitments can be completed as required under the terms of the Susitna Basin Exploration Licenses; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; dependence on third party transportation facilities; concentration risk in the market for the oil and natural gas produced in Alaska; the ability to perform under the terms of its oil and gas leases and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; the impact of natural disasters on Miller's Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's publicly traded equity; limitations with respect to the issuance and/or designation of additional preferred stock; litigation risks; the imprecise nature of reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; industry risks that may be uninsurable; the potential for shortages or increases in costs of equipment, services and qualified personnel; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the potential to incur substantial penalties and fines for noncompliance with applicable FERC administered statutes, rules, regulations and orders; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the potential impact of proposed federal, state, or local regulation regarding hydraulic fracturing; the effect that future environmental legislation could have on various costs; the impact of certain provisions included in the FY2015 U.S. federal budget on certain tax incentives and deductions Miller currently uses; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to outstanding options and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the effects of the change of control conversion features of the Series C and Series D Preferred Stock on a potential change of control; the junior ranking of the Series C and Series D Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C or Series D Preferred Stock; whether the Series C or Series D Preferred Stock is rated; the ability of the Series C or Series D Preferred Stockholders to exercise conversion rights upon a change of control; fluctuations in the market price of our Series C or Series D Preferred Stock; whether additional shares of Series C or Series D Preferred Stock or additional series of preferred stock that rank on parity with the Series C and Series D Preferred Stock are issued; the very limited voting rights held by the Series C and Series D Preferred Stockholders; the newness of the Series D Preferred Stock and the limited trading market of the Series C and Series D Preferred Stock; and risks related to the continued listing of the Series C and Series D Preferred Stock on the NYSE. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2014. Capitalized terms used above but not defined above are defined in Miller's Annual Report. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Executive Summary

Company Highlights

Miller Resources, Inc. Highlights [1]	
Stock Ticker (NYSE)	MILL
Common Stock Price	$4.78
Market Capitalization	$221.3 million
Total Capitalization	$535.9 million
Ryder Scott Total Proved Oil Reserves	11.7 MMBOE [2] $447.6 million [2]
Proved Reserves % Oil	62%
Company Operated % of Net Production	100%
AK Lease and Exploratory Acres	~600,000 gross acres[4]

Alaska Assets


ANCHORAGE
ConocoPhillips
Hilcorp
MARATHON
EXXON
Apache
EXPLORING WHAT'S POSSIBLE


AK, North Slope – Savant(3)
AK, Cook Inlet – WMRU & Redoubt
AK, Cook Inlet – North Fork

(1) As of 8/15/2014 unless otherwise noted
(2) Source: Ryder Scott reserve report dated 7/31/14

(3) Acquisition of Savant pending regulatory approval
(4) Includes ~168,000 acres under the Iniskin Peninsula exploration license, which is pending acceptance.

Miller Energy Value Proposition

Miller Energy RESOURCES

- **State-Of-the-Art Infrastructure**
- **Large Undeveloped Oil Potential**
- **Near-term Value Catalysts**
- **Favorable Alaska Tax & Commodity Price Environment**

Four Distinct Fields in Alaska

Cook Inlet, AK

Redoubt



- Current net production of approximately 900 BOE/D[2]
- P1: 2.8 MMBOE[3]
- P1+P2: 3.5 MMBOE[3]
- P1+P2+P3: 4.0 MMBOE[3]
- RU-9 included as a PUD as logged to TD and about to be completed and put online
- Redoubt 3P total reserves do not include credit for RU-12 and other step out wells, these are incremental
- Osprey platform has capacity for 21 wells producing 25,000 BOE/D

West McArthur River (WMRU)



- Current net production of approximately 1,600 BOE/D[2]
- P1: 4.9 MMBOE[3]
- P1+P2: 6.5 MMBOE[3]
- P1+P2+P3: 8.25 MMBOE[3]
- WMRU 3P total reserves do not include credit for Sabre, these are incremental
- 12,000 BBLS of storage and processing capacity at the West McArthur River processing facility
- Included West Forelands in reserves for WMRU

North Fork



- Current net production of approximately 7.4 MMCF/D[2]
- P1: 24.0 BCF[3]
- P1+P2: 59.5 BCF[3]
- P1+P2+P3: 118.4 BCF[3]
- Production increased in the short term as wells were choked back

North Slope, AK

Badami (Savant)[1]



- Net production of 600 BOE/D as of the effective date
- Midstream assets located in the Alaska North Slope with a design capacity of 38,500 BOPD and 50 miles of pipeline
- Approximately $6 MM of PDP PV-10 at the effective date with significant additional drilling opportunities
- Anticipated closing December 2014

(1) Acquisition pending regulatory approval
(2) Approximate as of 8/15/14, before fuel gas
(3) Statements regarding reserves are based on Ryder Scott reserve report dated 7/31/14

Favorable Alaskan Tax Policy and Pricing

Cook Inlet Tax Credits

- Tax credits substantially reduce risks associated with exploration and production
- These credits allow 20% to 65% of development costs to be reimbursed by the state of Alaska and can be applied against its tax liability with the state or converted to cash
- Received well over 90% of its requests to date
- Notwithstanding tax credits, Miller's wells are economic

Tax Credit Receipts



$35.0
$28.0
$21.0
$14.0
$7.0
$0.0
$mm
$21.8
$30.0
June
September (Est.)

Attractive Commodity Pricing

- The majority of Miller's oil contracts are based on Alaskan North Slope pricing, which typically prices at a premium to WTI
- The Company also benefits from an attractive multi-year gas contract with ENSTAR
  - Average price of $7.03/MCF
  - 2.9 BCF remaining as of April 2014

Commodity Price History



$120.0
$110.0
$100.0
$90.0
$80.0
Jul-30 12
Oct-30 12
Jan-30 13
Apr-30 13
Jul-31 13
Oct-31 13
Jan-31 14
Alaskan North Slope Crude
WTI Crude
Brent Crude

Increasing Capital Availability at a Decreasing Cost



Decreasing Cost of Capital
Guggenheim: 1st Lien
Apollo: 1st Lien $75mm
Apollo / HighBridge 2nd Lien $175mm
Apollo / HighBridge 2nd Lien: 11.75% $175mm
KeyBank, CIT, Mutual of Omaha, OneWest RBL: L+300 to L+400 $60mm
Cost (Interest Rate)
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
25.00%
18.00%
11.75%
~10.00%
June 2011
June 2012
February 2014
June 2014

- Quality and quantity of institutions who have performed due diligence on all aspects of the company and invested in Miller underscores company improvements
  - Apollo, HighBridge, KeyBank, CIT, Mutual of Omaha, and OneWest
- Decreasing cost of debt reflects the company's asset quality and production growth
- With recently closed revolving bank facility at L+300 to L+400 pricing, Miller has reduced its expected average interest rate to below 10%

Pro Forma Capitalization Table

Miller Energy Resources

(in $000s)		Pro Forma 4/30/2014[1]
Revolving Credit Facility	(L+300 - L+400)	36,000.0
Second Lien Term Loan	(11.75%)	175,000.0
Rig 36 Capital Lease		3,250.0
Series B Preferred Stock		2,575.0
Total Debt		**216,825.0**
Series C Preferred Stock		67,760.0
Series D Preferred Stock		30,041.0
Common Equity[2]		221,266.2
Total Capitalization		**535,892.2**

Revolving Credit Facility

- $250 million facility
  - $60 million initial borrowing base
  - $36mm drawn as of 8/15/14
- Key credit facility terms include:
  - L+300 to L+400 pricing
  - Three (3) year maturity
  - Undrawn commitment fee of 50bps to 75bps
- Led and arranged by KeyBanc Capital Markets
- Other Lenders include: CIT Finance LLC, Mutual of Omaha Bank, and OneWest Bank N.A.

(1) Capital lease does not account for a small amount of principal paid in the period under the lease payment, revolving credit facility and common equity data are as of 8/15/14
(2) As of 8/15/2014

Proven Acquisition & Development Success

Miller Energy Resources

Production Growth (Net BOE/D)



4,000
3,000
2,000
1,000
0
573
899
3,070
436% Increase
2012
2013
2014

FY2012	FY2013	FY2014	FY2015E
$34.0 million invested in capital expenditures	$37.9 million invested in capital expenditures	$139.3 million invested in capital expenditures	Estimate $160 million net capital expenditures (after tax credits and including Savant)

FY2012

Completed a work-over on the **RU-1** crude oil well with an initial production of 482 BOE/D, exceeding the previous average flow rate under its previous operator of 125 BOE/D

Completed a work-over on the **RU-7** crude oil well with an initial production of 250 BOE/D, exceeding the projected flow rate of 120 BOE/D.

Purchased **Rig-35**

FY2013

RU-4 gas well was brought online with a four point flow test of 1.7 million MMCF/D, exceeding the prior operator's production rate of 1.4 MMCF/D

RU-2 sidetrack completed with an initial production rate of 1,281 BOE/D

RU-3 began production with a peak flow rate of 3.7 MMCF/D

RU-1 sidetrack completed with an initial production rates of over 700 BOE/D

FY2014

RU-7 re-perforate and work-over

RU-1A sidetrack

RU-2A sidetrack

RU-5B sidetrack

Sword-1– new well

WMRU-8: new well

WMRU-2B: new well

FY2015E

RU-9 (in progress) – South Step Out

RU-12 – Northern Fault Block

Sabre-1 – Oil step out adjacent to WMRU field

North Fork PUDs – gas targets

Badami (Savant) – 2 potential fracs and 2 sidetracks

WF-3 (in progress) – gas target

Olson/Otter – gas target

Improving Historical Production, Revenue & EBITDA

Production Growth (Net BOE/D - Excluding Savant)



3,500
3,000
2,500
2,000
1,500
1,000
123% Increase
1,375
2,124
2,450
3,070
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Quarterly Revenue

($ in thousands)



($000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
70% Increase
$13,008
$18,796
$16,628
$22,126
Q1 2014
Q2 2014
Q3 2014
Q4 2014

10-Q/10-K reported Revenue data.

Quarterly Adjusted EBITDA

($ in thousands)



($000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
748% Increase
$1,194
$5,865
$4,317
$10,126
$26,468
Before NOL Credit
Q1 2014
Q2 2014
Q3 2014
Q4 2014

10-Q/10-K reported Adjusted EBITDA data, 4Q included $16,342 of NOL Credits, shown by dotted segment in 4Q

Proved Developed Reserve PV-10 & Volume



Proved Developed PV-10 ($mm)
$ million
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$108
$265
$271
151% Increase
4/30/13 R.E. Davis
4/30/14 Ryder Scott
7/31/14 Ryder Scott



Proved Developed Volume (mmboe)
mmboe
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.6
6.1
6.4
292% Increase
4/30/13 R.E. Davis
4/30/14 Ryder Scott
7/31/14 Ryder Scott

Total Reserves

Total 3P Reserves	Total 1P Reserves
PV-10: $829.2mm, 32.2 MBOE	PV-10: $447.6mm, 11.7 MBOE



$198mm
3P
$184mm
2P
$448mm
1P
$176mm
PUD
$271mm
PD

- 3P total reserves do not include credit for RU-12 and other step out wells at Redoubt and do not include credit for Sabre

1P, 2P & 3P per 7/31 Ryder Scott Report.

Large Reserve Base & Strong Asset Coverage



($ in millions)
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,034.2
$198.0
P3
$183.6
P2
$447.6
P1
$175.0
Infrastructure & Rigs
$30.0 Tax Credit
$498.3
$221.3
Equity Market Capitalization
$97.8
Preferred
$216.8
Debt
Significant asset coverage above corporate capitalization
$536MM current EV at $4.78/share

Sources: PV-10 values based on the Ryder Scott reserve report dated 7/31/14
Includes tax receivables current estimate of $30 million, expected to be received in September, 2014
Source:10/31/13 HADCO International appraisal report; infrastructure value represents the orderly liquidation value and management estimates of rig acquisition and upgrade cost

Redoubt Shoal Hemlock Structure



NORTH STEP OUT 2
NORTH STEP OUT 1
NORTHERN
Osprey Platform
014W
T007
CENTRAL
SOUTHERN
SOUTH STEP OUT

Highlights

- Step out drilling commenced with RU-9 and we expect to have drilled into four new fault blocks by end of 2015
- Positive DST tests in North & South Step Outs in 1960s
- RU-1 drilled in Central fault in 2001 – 1,089 BOE/D IP & 10 mmbbls PUD
- RU-2 drilled in South fault 2002 – 1,954 BOE/D IP & 40 mmbbls PUD
- Wells have initial production characteristics of other fields in Cook Inlet
- 100% working interest

Redoubt Shoal Hemlock Structure



NORTH STEP-OUT
NORTHERN
CENTRAL
SOUTHERN
SOUTH STEP-OUT
RU#9
S/L 22064 #1
S/L 36465 #1

Redoubt Unit, Cook Inlet, Alaska

Structure, Top of Upper Hemlock	
Model name RU Main 2013 model 2	*Contour inc* 100
Horizon name HK_1T	*User name* sphillips
Scale 1:24000	*Date* 09/24/2013

Highlights

- **RU-9 drilled logged and cased to TD and now included as PUD, about to complete and bring online**
- RU-9 in the Southern Step out of the Redoubt Shoal structure
- Large four way structure located approximately 2.5 miles Southwest of the Osprey platform
- Two wells have previously been drilled on the structure with positive indications of oil accumulation
  - a.) Well 36465, DST-1-3 flowed approximately 429 bopd
  - b.) Well S/L 22064 #1, Held ultra-tight but designated by the state as a well capable of producing in paying quantities at a time when oil was approximately $2 per barrel

Redoubt Unit Production History



Production Data: Redoubt Unit
All Uniqueids(11)
Oil (bbl/d)
Water (bbl/d)
RU-1A Online
RU-5B Online
RU-2A Online
RU-7 Workover
RU-7 Online
Oil
Water
bbl/day
2500
2000
1500
1000
500
0
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
JUN
JUL
2013
2014
Date

Redoubt Shoal Hemlock Structure



Decline Curve Analysis: Redoubt Unit
Working forecast Parameters
Phase : Oil
Case Name : Case1
b : 0
Di : 0.254592 A.e.
Initial Steep decline as a result of well not yet reaching radial flow
Well has nearly reached radial flow, decline rates flat, good pressure support
75% Annual Decline
42% Annual Decline
25% Annual Decline
Oil, bbl/d
Date
2013
2014
2015

West McArthur River Unit


AOGCC
West McArthur River Unit
West McArthur River Unit
Trading Bay Unit
West Forelands Field
Cook Inlet
Cook Inlet, Alaska


MCARTHUR RIVE
RTHUR RIVER
Sabre (Estimate 15-25 MBBS)
Sword
WMRU currently producers
WEST FORLAND GAS

Highlights

- 13.3 MMBbls recovered from WMRU to date
- Greater than 20% primary recovery based on estimated oil in place
- Positive initial results from WMRU-2B with indications of additional primary recovery potential from fault block
- Sword step out well successfully drilled in November of 2013
- Sabre drilling expected to begin drilling in fall of 2014, which has successful DSTs from the 1960s and 3-D seismic, expected to be significantly larger than Sword
- Proved, producing field with existing infrastructure
- 100% working interest

North Fork Unit

- Includes six (6) natural gas wells, production and processing equipment and 15,464 acres
- Multi-year firm natural gas sales contract with ENSTAR (Alaska Utility) currently at $7.03/mcf
- Expected to add $20MM in annual revenue, with high operating margins
- Full field development of up to 24 additional wells (29 total locations), at an expected cost of approximately $8 million per well
- Onsite natural gas well brought online in 2010 to power the facility
- In addition to North Fork, company has identified additional gas opportunities of a similar size


Cook Inlet
Creek
COSMOPOLITAN 1
Nikolaevsk
Department of the Interior - BOEM
Cook Inlet OCS sale 244 scheduled for 2016; to offer 1.17 million acres north of approximately 59.45 degrees North latitude.
Nikolaevsk
North Fork
Miller Energy
North Fork Unit
(Closed February 2014)
Homer
Kachemak
0 5 10 Miles


NORTH FORK UNIT
24
19
27
26
25
30
34
36
31
CONFIDENTIAL
29 Total Locations on 70-acre spacing
• 5 Producing wells
• 5 PUD Locations
• 12 PROB Locations
• 7 POSS Locations
• ~160 BCF un-risked reserves

North Slope Savant Acquisition – Badami

- Binding agreement to acquire Savant Alaska, LLC subject to due diligence and regulatory approval, for $9.0 MM
  - Savant to become wholly-owned subsidiary of MILL
- MILL to indirectly own 67.5% working interest in the Badami Unit, with ASRC Exploration, LLC remaining as a 32.5% working interest partner
- Will obtain a 100% working interest in nearby exploration leases
- Assets would bring approx. 1,100 BOPD gross and 600 BOPD net of current production and ownership of midstream assets located in the Alaska North Slope with a design capacity of 38,500 BOPD and 50miles of pipeline
- Initial field development cost potential of $300 MM
- Following regulatory approval, the transaction is expected to close by December 2014, with a May 1 economic effective date


Field Developments
Major Discoveries
Location Map
Milne Point
Northstar
Kuparuk
Alpine
Prudhoe Bay
Pt. McIntyre
Niakuk
Lisburne
Endicott
TAPS
BPEX - LIBERTY 1
FIELD DISCOVERY
~120 MMBO
BADAMI FIELD
& FACILITY


Badami Unit Production and Forecast Since November 2010 Restart
10,000
1,000
100
Oil Rate (bopd)
1500 bopd
BP Oil
SAVANT ALASKA
Nov-10 Jan-11 May-11 Aug-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15
Base Forecast
Daily Sales

Alaska Drilling Rig Status

Rig	Terms	Size/Type	Location	Status	Future Plans	Mgmt. Est. Value
Rig-34	Company Owned	~750Hp, land based, ~6,000' depth	Nikiski	Stacked	Possibly use to drill Susitna well	$5 million
Rig-35	Company Owned	~2,000Hp, platform based, ~21,000' depth	Osprey	Drilling RU-9	Drill RU-12 post RU-9	$25 million
Rig-36	Company Owned	~2,400Hp, platform based, ~24,000' depth	Nikiski	Undergoing modifications to drill extended reach wells	Mobilize to WMRU, sidetrack WMRU-8 in October followed by spud Sabre No.1 in Nov/Dec	$8 million
Rig-37	Company Owned	~1,000Hp, land based, ~11,000' depth	Homer/North Fork	Being mobilized to North Fork fields	Side-track NF-23-25 in October-November	$7 million
Rig-191	On contract with Patterson through October 2014	~2,000Hp, land based, ~21,000' depth	West Forelands	Drilling WF-3	Mobilize to Beluga and spud Olson No. 2 in August	N/A


Rig 35 on Osprey


Rig 36


Rig 37

Drilling Inventory – FY 2015 Outlook

Miller Energy Resources

Cook Inlet, AK

Redoubt



- RU 9: South Step Out
- RU 12: Northern Fault Block
- RU 6: Behind Pipe Location
- RU 3: sidetrack of existing gas well
- RU 4: sidetrack of existing gas well
- Estimated FY 2015 CAPEX Total (after tax credits): $75 million

West McArthur River (WMRU)



- WF 3
- WMRU-8 side-track
- Sabre 1
- Estimated FY 2015 CAPEX Total (after tax credits): $35 million

North Fork



- Multiple PUD locations
- Re-works of existing wells
- Estimated FY 2015 CAPEX Total (after tax credits): $15 million

North Slope, AK

Badami (Savant)



- 2 potential fracs
- 2 sidetracks this winter
- Estimated FY 2015 CAPEX Total (after tax credits): $25 million

Other Areas

- Olsen and Otter
- Estimated FY 2015 CAPEX Total (after tax credits): $10 million

Miller Energy Value Proposition

Large Undeveloped Oil Plays	• Step out drilling program with potential to significantly increase 1P reserves • 4 distinct, world-class producing fields (Redoubt, WMRU, North Fork, Badami (acquisition pending)) • 32.2 MMBOE of P1, P2 and P3 Reserves (per Ryder Scott 7/31/14 report) • $829 Million of PV-10 (per Ryder Scott 7/31/14 report)
State-Of-the-Art Infrastructure	• Equipment and infrastructure in place to support significantly higher production volumes • Able to maintain low operating costs + low incremental lifting costs • $175mm of infrastructure and drilling rigs (not including Savant) • Addition of new rigs for development activities
Near-term Value Catalysts	• Step out drilling program at Redoubt and WMRU in FY 2015 • Development of natural gas opportunity at North Fork • Production increases from $160mm net fiscal year capital budget • Significant upside potential from Savant acquisition
Favorable Alaska Tax & Commodity Price Environment	• Favorable oil and natural gas prices (pricing based on Brent index) • Significant state tax incentives for exploration and development

Contact Information

Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932-3425
Phone: 865-223-6575
info@millerenergyresources.com
www.millerenergyresources.com

Investor Relations
MZ Group - North America
Derek Gradwell
SVP, Natural Resources
Phone: 512-270-6990
dgradwell@mzgroup.us
www.mzgroup.us

Appendix: Management Biographies

Deloy Miller **-** Mr. Miller, our founder, has been Chairman of the Board of Directors since December 1996, and was CEO from 1967 to August 2008, and COO from August 2008 to July 2013. Since then, Mr. Miller has been Executive Chairman of the Board of Directors. He is a seasoned gas and oil professional with more than 40 years of experience in the drilling and production business in the Appalachian basin. During his years as a drilling contractor, he acquired extensive geological knowledge of Tennessee and Kentucky and received training in the reading of well logs. Mr. Miller served two terms as president of the Tennessee Oil & Gas Association and in 1978 the organization named him the Tennessee Oil Man of the Year. He continues to serve on the board of that organization. In 2011, Mr. Miller was appointed to the Federal Reserve Bank of Atlanta's Energy Advisory Council for a two-year term.

Scott M. Boruff **-** Mr. Boruff has served as a director and CEO since August 2008. Prior to joining our company, Mr. Boruff was a licensed investment banker. He served as a director from 2006 to 2007 of Cresta Capital Strategies, LLC, a New York investment banking firm that was responsible for closing transactions in the $150 to $200 M category. Mr. Boruff specialized in investment banking consulting services that included structuring of direct financings, recapitalizations, mergers and acquisitions, and strategic planning with an emphasis in the gas and oil field. As a commercial real estate broker for over 20 years, Mr. Boruff developed condominium projects, hotels, convention centers, golf courses, apartments and residential subdivisions. Mr. Boruff holds a Bachelor of Science in Business Administration from East Tennessee State University.

David M. Hall **-** Mr. Hall has served as our Chief Operating Officer since July 2013. He has been the Chief Executive Officer of our Cook Inlet Energy subsidiary since December 2009, and served on our Board of Directors from December 2009 to April 2014. Mr. Hall was the former Vice President and General Manager of Alaska Operations, Pacific Energy Resources Ltd. from January 2008 to December 2009. Before that time, from 2000 to 2008, he served as the Production Foreman and Lead Operator in Alaska for Forest Oil Corp, rising to Production Manager for all of Alaska operation for Forest Oil.

John M. Brawley **-** Mr. Brawley was hired as our Chief Financial Officer in February 2014. He has significant experience in corporate finance, specializing in the energy industry. Mr. Brawley was previously a consultant for the Company, starting in November of 2013 and he managed the refinancing of our Apollo Credit Facility in February 2014. From 2010 to 2013 Mr. Brawley was a consultant with Guggenheim Partners, a diversified financial services firm with more than $190 billion of assets under management, where he managed their mezzanine energy portfolio as the co-head of the Houston office and provided energy expertise for Guggenheim's high yield and syndicated loan portfolios. Prior to Guggenheim Partners, Mr. Brawley worked directly for the CFO of ATP Oil & Gas as a consultant from 2007 to 2009, and was a financial analyst at Lehman Brothers in their energy investment banking practice in 2006. Mr. Brawley received a B.A. in Economics and Biological Sciences and an M.B.A., with a concentration in accounting and finance, from Rice University.

Appendix: Hedging

Hedging Summary

- Over 90% of current net oil production hedged
- Charge for novation of hedges to KeyBanc reduced price by $0.30/bbl
- The North Fork Unit has the vast majority of its gas production effectively hedged through ENSTAR gas delivery contracts
  - Contract price currently $7.03/mcf
  - 2.9 BCF remaining as of April 2014

Current Hedging Schedule



2,500
2,000
1,500
1,000
500
0
$104
$102
$100
$98
$96
$94
$92
$90
$88
Feb-14
Jul-14
Dec-14
May-15
Oct-15
Mar-16
Aug-16
Hedge Volumes
Avg. Hedge Price

Hedge Summary

		Crude Oil (Brent Swaps)	
Period	Contract Type	Volumes (Mbbls)	Wtd. Avg. Swap Price
FY 2014	Swap	785.0	$100.75
FY 2015	Swap	787.6	95.66
FY 2016	Swap	232.6	94.27